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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  MARCH 15, 2005

                         LIBERTY GROUP PUBLISHING, INC.

               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                    333-46957               36-4197635
        ---------------               -------------          ---------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)

                           3000 DUNDEE ROAD, SUITE 202
                           NORTHBROOK, ILLINOIS 60062

              (Address of Principal Executive Offices and Zip Code)

                              --------------------


Registrant's telephone number, including area code:   (847) 272-2244


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS

     On March 15, 2005, Liberty Group Publishing, Inc. (the "Company") redeemed in full all of the outstanding shares of the Company's Series A 14 3/4% Senior Redeemable Exchangeable Cumulative Preferred Stock (the "Series A Senior Preferred Stock") in accordance with the Certificate of Designations for the Series A Senior Preferred Stock. As of March 15, 2005, dividends on the Series A Senior Preferred Stock cease to accumulate, and the only remaining right of the holders of the Series A Senior Preferred Stock is to receive payment of the redemption price thereon. The redemption price consists of 100% of the liquidation preference per share, plus accumulated and unpaid dividends per share to March 15, 2005 (collectively, $11,360,771).





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 16, 2005             LIBERTY GROUP PUBLISHING, INC.


                                  By:      /s/ Kenneth L. Serota
                                      ------------------------------------------
                                  Name:   Kenneth L. Serota
                                  Title:  President, Chief Executive Officer
                                          and Chairman of the Board of Directors